UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 6, 2009

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.

Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)
900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code:
(808) 543-5662 — Hawaiian Electric Industries, Inc. (HEI)
None

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     (a) Dividend Reinvestment Plan
     On May 6, 2009, Hawaiian Electric Industries, Inc. (“HEI” or the “Company”) filed a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”), pursuant to the Securities Act of 1933, as amended, to register 6,000,000 additional shares of HEI Common Stock for issuance under the HEI Dividend Reinvestment and Stock Purchase Plan, as amended through May 4, 2009 (the “Plan”). The final prospectus for the Plan was filed as part of the registration statement. The Plan was filed as an exhibit to the registration statement.
     On May 4, 2009, the Board of Directors of HEI approved amendments to the Plan. Other than amendments that are grammatical changes or minor language clarifications, the principal amendments to the Plan:
•	provide that Plan shares purchased on the open market will be credited to participants’ accounts as of the settlement date of purchase of the last share, rather than as of the day of purchase of the last share, during an applicable investment period;

•	provide that HEI may provide participants with notification of and electronic access to the Company’s annual reports to shareholders and proxy materials, instead of or in addition to delivering copies of such materials directly to shareholders;

•	clarify that whole shares withdrawn from the Plan or whole shares for which a participant chooses to terminate participation in the Plan may be issued by book entry as well as in certificated form;

•	clarify that in the event of a withdrawal of shares a cash payment will be made in lieu of issuing a fractional share; and

•	provide that in the event of a withdrawal of shares a $20 service fee may be charged for whole shares issued in certificated form and confirm that there is no charge for shares issued by book entry.
     The final prospectus, as well as a copy of the Plan filed as exhibit 4(a) to the registration statement of which the final prospectus is a part, can be accessed by visiting the SEC website, www.sec.gov. To locate the final prospectus and a copy of the Plan on the SEC website, search for “Hawaiian Electric Industries” under “Search for Company Filings” and select the Registration Statement on Form S-3 filed on May 6, 2009 from the results list.
     Plan participants and prospective participants may also obtain without charge, a copy of the final prospectus and Plan by contacting HEI at:

Hawaiian Electric Industries, Inc.
Attention: Dividend Reinvestment and Stock Purchase Plan
P.O. Box 730
Honolulu, Hawaii 96808-0730
Telephone:	(808) 532-5841 (Oahu)
(866) 672-5841 (Other locations)
Facsimile:	(808) 532-5868
     (b) American Savings Bank 401(k) Plan
     On May 6, 2009, HEI also filed a registration statement on Form S-8 with the SEC, pursuant to the Securities Act of 1933, as amended, to register 1,000,000 shares of HEI Common Stock for issuance under the 401(k) plan of HEI’s indirect, wholly-owned subsidiary, American Savings Bank, F.S.B. (“ASB”). Participants in this plan will initially include employees and former employees of ASB who are participants in the HEI Retirement Savings Plan (“HEIRS”) and whose accounts will be transferred to the ASB 401(k) plan from the HEIRS plan.
     Purchases of shares for the ASB Plan will initially be made on the open market, as is currently the case with purchases of shares by the HEI Dividend Reinvestment and Stock Purchase Plan and HEI Retirement Savings Plan, rather than directly from HEI as newly issued shares.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)
/s/ James A. Ajello
James A. Ajello
Senior Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI) Date: May 6, 2009